SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                                MAY 26, 1999
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               Date of Report (date of earliest event reported)

                          USN COMMUNICATIONS, INC.
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            (Exact name of Registrant as specified in its charter)


DELAWARE                           333-16265                  36-3947804
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(State of Incorporation)     (Commission File No.)         (IRS Employer
                                                         Identification No.)

        10 SOUTH RIVERSIDE PLAZA, SUITE 1810, CHICAGO, ILLINOIS 60606
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         (Address of principal executive offices, including zip code)

                                (312) 474-5766
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             (Registrant's telephone number, including area code)

        10 SOUTH RIVERSIDE PLAZA, SUITE 2000, CHICAGO, ILLINOIS 60606
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        (Former name or former address, if changed since last report)


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On May 26, 1999 (the "Closing Date"), USN Communications, Inc. and twelve of its subsidiaries (collectively, the "Company") sold substantially all of the assets of the Company, other than the Company's Connecticut wireless subsidiaries (collectively, the "Assets"), to CoreComm Limited ("CoreComm") pursuant to the terms of a previously announced Asset Purchase Agreement, dated as of February 19, 1999, among the Company and CoreComm (the "CoreComm Agreement") and an order of the United States District Court for the District of Delaware.

      CoreComm purchased the Assets for an initial cash purchase price of approximately $26,000,000. The Company also received warrants to purchase 250,000 shares of CoreComm common stock at a price of $30.00 per share and 100,000 shares of CoreComm common stock at a price of $50.00 per share. Under the terms of the CoreComm Agreement, the Company may receive an additional payment of up to approximately $60,000,000, depending on revenues of the Company's operations, other than in Ohio, during the six month period ending on March 31, 2000.

            A portion of the cash proceeds of the sale were used to extinguish the indebtedness of the Company in the approximate amount of $19,100,000 to CoreComm and Merrill Lynch Global Allocation Fund, Inc. ("MLGAF"), under the terms of a previously announced Note Purchase Agreement, dated as of February 23, 1999, among CoreComm, MLGAF and the Company, and to pay certain fees and expenses associated with the transaction.

            The descriptions set forth above of the CoreComm Agreement and the Note Purchase Agreement and any amendments thereto do not purport to summarize all of the material provisions of such documents. Copies of such documents have been previously filed as exhibits as noted below. The terms of such documents are hereby incorporated herein by reference. Investors are urged to obtain and review copies of such documents.

      This Report contains statements which constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Reform Act of 1995. "Forward-looking statements" in this Report include the intent, belief or current expectations of the Company and members of its management team with respect to any additional cash payment to be received by the Company from CoreComm and any assumptions on which such statements are based. While the Company believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risks and uncertainties, and that actual results may differ materially from those contemplated by the forward-looking statements. Important facts currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Report include, but are not limited to, the potential for adverse developments in CoreComm's operation of the Assets going forward and the ability of CoreComm to realize the anticipated benefits of the acquisition. Additional factors that would cause actual results to differ materially from those contemplated within this Report can also be found in the Company's Reports on Form 8-K during 1998 and 1999, Form 10-Q for the quarter ended September 30, 1998 and Form 10-K for the year ended December 31, 1997.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      The following exhibits are included with this Report:

      Exhibit 10.1 Asset Purchase Agreement, dated as of February 19, 1999, by and among the Company, certain of its subsidiaries and CoreComm Limited (incorporated herein by reference to Exhibit 10.1 of the Company's previously filed Form 8-K dated February 18, 1999).

      Exhibit 10.2 Note Purchase Agreement, dated as of February 23, 1999, by and between USN Communications, Inc. and the Purchasers listed on Annex I thereto (incorporated herein by reference to Exhibit 10.2 of the Company's previously filed Form 8-K dated February 18, 1999).

      Exhibit 10.3 First Amendment to Note Purchase Agreement, dated as of March 15, 1999, by and among the Company, MLGAF and CoreComm (incorporated herein by reference to Exhibit 10.2 of the Company's previously filed Form 8-K dated April 1, 1999)

      Exhibit 10.4 Second Amendment to Note Purchase Agreement, dated as of March 24, 1999, by and among the Company, MLGAF and CoreComm (incorporated herein by reference to Exhibit 10.3 of the Company's previously filed Form 8-K dated April 1, 1999).


SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             USN COMMUNICATIONS

                              By:  /s/ J. Thomas Elliott
                                   ___________________
                                   J. Thomas Elliott
                                   President and Chief Executive Officer